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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                            FOR TYECIN SYSTEMS, INC.

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 6, 1998, except as to Note 11, which is as of June 1, 1998, related to the consolidated financial statements of TYECIN Systems, Inc. (not presented separately herein). We also consent to the reference to us under the heading "Experts" in such prospectus.

Price Waterhouse LLP
San Jose, California
June 30, 1998